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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Andrew Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANDREW®

Andrew Corporation
December 28, 2004

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

MEETING DATE: TUESDAY, FEBRUARY 8, 2005

Andrew Corporation, 10500 West 153rd Street, Orland Park, Illinois U.S.A. 60462

    December 28, 2004

    Dear Fellow Shareholder:

              You are cordially invited to attend the Annual Meeting of Shareholders of Andrew Corporation at the Chicago Marriott Suites O'Hare Riverway Auditorium, 6133 North River Road, Rosemont, Illinois on Tuesday, February 8, 2005 at 10:00 a.m. You will find a map to the Riverway Auditorium on the back cover of this Proxy Statement.

              This Notice of Annual Meeting and Proxy Statement describes the business to be transacted at the meeting and provides other information concerning Andrew that you should be aware of when you vote your shares.

              The principal business of the Annual Meeting will be to elect directors, to adopt a new Management Incentive Plan, to adopt a new Long Term Incentive Plan, and to ratify the appointment of our independent auditors. As in prior years, we plan to review the status of the company's business at the meeting and answer any questions you may have.

              It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask that you sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible. If you prefer, you may choose to vote by telephone or over the Internet. If you choose one of those forms of voting, it is not necessary for you to return your proxy card. In any event, please vote as soon as possible.

              On behalf of the Board of Directors and management, I would like to express our appreciation for your continued interest in the affairs of Andrew Corporation.

Sincerely,

Charles R. Nicholas Chairman

  Notice of Annual Meeting of Shareholders

Tuesday, February 8, 2005
Chicago Marriott Suites O'Hare
Riverway Auditorium
6133 North River Road
Rosemont, Illinois 60018

  The purpose of our Annual Meeting is to:

  1.
  Elect nine Directors for the ensuing year;

  2.
  Approve the adoption of a new Management Incentive Plan;

  3.
  Approve the adoption of a new Long Term Incentive Plan; and

  4.
  Ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2005.

  You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on December 10, 2004. Our Annual Report for the fiscal year ended September 30, 2004 is enclosed. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

  By Order of the Board of Directors,
   James F. Petelle
  Vice President and Secretary

  December 28, 2004

                Table of Contents

Questions and Answers	1
Election of Directors	3
Ownership of Andrew Common Stock	6
Section 16(a) Beneficial Ownership Reporting Compliance	7
Meetings and Committees of the Board of Directors	8
Corporate Governance Policies and Practices	9
Director Compensation	11
Executive Compensation	12
Equity Compensation Plan Information	16
Report of the Compensation and Human Resources Committee of the Board of Directors	16
Approval of Andrew Corporation Management Incentive Plan	18
Approval of Andrew Corporation Long Term Incentive Plan	20
Report of the Audit Committee of the Board of Directors	25
Company Performance	26
Appointment of Independent Auditors	27

                Annual Report on Form 10-K

                You may obtain a free copy of our Annual Report on Form 10-K for the year ended September 30, 2004, including schedules, that we filed with the Securities and Exchange Commission. Please contact Susanne Martinez, Investor Relations, Andrew Corporation, 10500 West 153rd Street, Orland Park, Illinois 60462, or susanne.martinez@andrew.com by e-mail.

What am I voting on?

The Andrew Board of Directors is soliciting your vote for:

•
the election of nine Directors;

•
the adoption of a new Management Incentive Plan;

•
the adoption of a new Long Term Incentive Plan; and

•
the ratification of the appointment of Ernst & Young LLP as our independent auditors.

Who is entitled to vote?

Holders of our common stock at the close of business on December 10, 2004 (the record date) are entitled to vote. On that date, there were 160,972,502 shares of Andrew common stock outstanding and entitled to vote at the Annual Meeting. Holders of our convertible preferred stock are not entitled to vote.

How many votes do I have?

Each share of Andrew common stock that you own entitles you to one vote.

How do I vote?

All common shareholders may vote by mail. All shareholders who hold their shares in their own name and most shareholders who hold shares through a bank or broker also may vote by telephone or over the Internet. If one of these options is available to you, we strongly encourage you to use it because it is faster and less costly to Andrew. To vote by mail, please sign, date and mail your proxy in the postage paid envelope provided.

If you attend the Annual Meeting in person, you may request a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on December 10, 2004, the record date for voting.

What if I return my proxy but do not mark it to show how I am voting?

If you sign, date and return your proxy card, but do not indicate how you want to vote, you give authority to Charles R. Nicholas and James F. Petelle to cast your vote on the items discussed in these proxy materials. In such a case, your proxy will be voted FOR each of the director nominees, FOR the adoption of the new Management Incentive Plan, FOR the adoption of the new Long Term Incentive Plan and FOR the ratification of the appointment of Ernst & Young as our independent auditors.

What if other items come up at the Annual Meeting and I am not there to vote?

When you return a signed and dated proxy card or provide your voting instructions by telephone or Internet, you give Mr. Nicholas and Mr. Petelle the discretionary authority to vote on your behalf on any other matter that is properly brought at the Annual Meeting.

Can I change my vote?

You can change your vote by revoking your proxy at any time before it is exercised in one of four ways:

•
notify the Andrew Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy;

•
submit another proxy with a later date;

•
vote by telephone or Internet after you have given your proxy; or

•
vote in person at the Annual Meeting.

What does it mean if I receive more than one proxy card?

Your shares are likely registered in different names or are held in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted. If you wish to combine your shareholder accounts in the future, you should contact our transfer agent, Computershare Investor Services LLC, at (800) 357-1910. Combining accounts reduces excess printing and mailing costs, resulting in savings for the company and for you as a shareholder.

What constitutes a quorum?

The presence of the holders of a majority of the shares entitled to vote at the Annual Meeting either in person or by proxy constitutes a quorum. Therefore, you will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Meeting.

Abstentions are counted as "shares present" at the Meeting for purposes of determining whether a quorum exists. In the election of directors, abstentions will have no effect on the outcome of the vote. In the votes on the adoption of the new Management Incentive Plan, the adoption of the new Long Term Incentive Plan and the ratification of the appointment of our independent auditors, abstentions will have the effect of votes "against" the proposals. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have discretionary voting authority and have not received instructions from you as to how to vote on those proposals (so-called "broker non-votes") are considered "shares present" for purposes of determining whether a quorum exists. However, broker non-votes are not considered to be shares entitled to vote and will not affect the outcome of any vote.

What vote is required to approve each proposal?

Election of Directors:    The nine nominees who receive the most votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or withhold authority as prompted during telephone or Internet voting.

Adoption of Management Incentive Plan:    An affirmative vote by a majority of shares present in person or by proxy at the Meeting and entitled to vote is required to approve the adoption of the new Management Incentive Plan.

Adoption of Long Term Incentive Plan:    An affirmative vote by a majority of shares present in person or by proxy at the Meeting and entitled to vote is required to approve the adoption of the new Long Term Incentive Plan.

Ratification of the Appointment of Independent Auditors:    Although we are not required to submit the appointment of our auditors to a vote of shareholders, we believe that it is appropriate to ask that you ratify the appointment. Ratification of Ernst & Young as our independent auditors requires the affirmative vote of a majority of the shares present or represented by proxy at the Meeting and entitled to vote.

Who pays to prepare, mail and solicit the proxies?

Andrew will pay all of the costs of preparing, mailing and soliciting these proxies. We will ask banks, brokers, and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of Andrew common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses.

In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone, or otherwise. We also have employed Morrow & Company, Inc. to solicit proxies on our behalf and will pay them approximately $8,000 for their services.

How do I submit a shareholder proposal for next year's Annual Meeting?

You must submit a proposal to be included in our proxy statement for the next annual meeting (February 2006) in writing no later than August 30, 2005. Your proposal must comply with the proxy rules of the Securities and Exchange Commission (SEC).

If you do not want your proposal to be included in the proxy statement but want to raise it at the next annual meeting, then we must receive your proposal no later than November 10, 2005. If you submit a proposal after the November 10 deadline but we choose to consider it at the meeting, then the SEC rules permit the individuals named in the proxies for the meeting to exercise discretionary voting power on that proposal. Under our by-laws, your proposal must contain: (1) a brief description of the business you want to bring before the meeting; (2) your name and address as they appear on our stock records; (3) the number of shares of Andrew common stock that you beneficially own; and (4) a brief description of any interest you may have in the business you want to bring before the meeting. You should send your proposal to the Corporate Secretary at our address on the cover of this proxy statement.

How do I nominate a director for consideration at next year's Annual Meeting?

Your nominations for directors of Andrew must meet all of the requirements for shareholder proposals discussed above. Our by-laws also require that for each individual you propose to nominate you give: (1) his or her name, age and home and business addresses; (2) his or her principal occupation or employment; (3) the number of shares of Andrew common stock that he or she beneficially owns; (4) any other information required by the proxy rules of the SEC; and (5) a description of all arrangements or understandings under which you are making the nomination. In addition, you must represent that you plan to appear in person or by proxy at the annual meeting to make the nomination.

        Election of Directors

                Shareholders will elect nine directors at the Annual Meeting. Each director will serve until the next annual meeting, until a qualified successor director has been elected, or until he or she resigns or is removed by the Board. Messrs. Bollinger, Colburn and Whipple will not be standing for re-election to the Board at the Annual Meeting. Ms. Anne F. Pollack is a new director nominee standing for election to the Board at the Annual Meeting. Ms. Pollack was brought to the attention of the Corporate Governance and Nominating Committee by Mr. Gerald Poch, one of our non-management directors.

                We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

        Nominees

Thomas A. Donahoe
Age: 69
 Director Since: 1998
 Business Experience: Mr. Donahoe retired in 1996 as Vice Chairman and Midwest Managing Partner of Price Waterhouse LLP, an international accounting, auditing and consulting firm. He first joined Price Waterhouse in 1958 and became a partner of the firm in 1970.
Other Directorships: Nicor, Inc., Trustee of the Chicago Botanic Garden, Rush Medical Center, Kohl's Children's Museum, Executive Service Corps of Chicago, Hadley School for the Blind and The Presbyterian Homes.

Ralph E. Faison
Age: 46
 Director Since: 2002
 Business Experience: Mr. Faison, President and Chief Executive Officer, joined Andrew Corporation in June 2002 as President and Chief Operating Officer. He was formerly President and Chief Executive Officer of Celiant Corporation from June 2001 until its acquisition by Andrew in June 2002. Prior to joining Celiant, he was Vice President of the New Ventures Group at Lucent Technologies from 1997 to 2001. Previously, he was Vice President of advertising and brand management at Lucent. Prior to Lucent, he held various positions at AT&T, including Vice President and General Manager of AT&T's wireless business unit and manufacturing Vice President for its consumer products unit in Bangkok, Thailand.
Other Directorships: NETGEAR, Inc.

Jere D. Fluno
Age: 63
 Director Since: 1996
 Business Experience: Mr. Fluno retired in 2000 as Vice Chairman of W.W. Grainger, Inc., the leading North American provider of maintenance, repair, and operating supplies and related information to businesses and institutions. Mr. Fluno was employed by Grainger for 32 years in numerous executive financial and management positions.
Other Directorships: Trustee of the Museum of Science and Industry, an emeritus member of the University of Wisconsin School of Business Dean's Advisory Board and a director of the University of Wisconsin Foundation, as well as other not-for-profit boards.

William O. Hunt
Age: 70
 Director Since: 1999
 Business Experience: Mr. Hunt was Chairman of the Board of Internet America, Inc., an internet service provider, from 1995 until 2003. He was Chairman of the Board of Intellicall, Inc., a public access telecommunications firm, from 1992 to 2001 and President and Chief Executive Officer from 1992 until 1998. He was Chairman of the Board, President and Chief Executive Officer of Alliance Telecommunications Corporation, a wireless telecommunications firm, from 1986 to 1992. Mr. Hunt also served as Chairman of the Board of Hogan Systems, Inc., a leading supplier of application software for the worldwide financial and banking industry, from 1990 to 1993 and as Vice Chairman from 1993 to 1996.
Other Directorships: Mobility Electronics, Inc.

Charles R. Nicholas
Age: 58
 Director Since: 2000
Business Experience: Mr. Nicholas became Chairman of Andrew Corporation effective February 11, 2004. He served as Vice Chairman from September 2000. Mr. Nicholas joined Andrew in 1980 as Treasurer, was named Vice President, Finance in 1982, Chief Financial Officer in 1986 and Executive Vice President, Administration and Finance and Chief Financial Officer in 1995.

Robert G. Paul
Age: Robert G. Paul
 Age: 62
 Director Since: 2003
 Business Experience: Mr. Paul served as interim Group President, Base Station Subsystems for Andrew Corporation from July 2003 through May 2004. He previously was president and Chief Executive Officer of Allen Telecom Inc. from 1991 until its acquisition by Andrew in July 2003.
Other Directorships: Rogers Corporation.

Gerald A. Poch
Age: 57
 Director Since: 2002
 Business Experience: Mr. Poch has been a Managing Director of Pequot Capital Management, Inc. and Managing General Partner of the Pequot Capital Management, Inc. venture and private equity funds since 1998. Funds managed by Pequot owned 2.2% of Andrew outstanding stock on September 30, 2004. He was previously the Chairman, President and Chief Executive Officer of GE Capital Information Technology Solutions, a technology solutions provider, from 1996 to 1998. Prior to that, Mr. Poch was founder, Co-Chairman and Co-President of AmeriData Technologies, Inc., a value added reseller, systems integrator and consulting firm for computer hardware and software systems.
Other Directorships: Analex Corp., BriteSmile, Inc., MTM Technologies, Inc. and NETGEAR, Inc., as well as numerous private companies.

Anne F. Pollack
Age: 49
 Newly Slated Director
Business Experience: Ms. Pollack is Senior Vice President and Chief Investment Officer of New York Life Insurance Company, a position she has held since January 2002. In January 2001, she was named Senior Vice President and Deputy Chief Investment Officer of New York Life, while also Chief Investment Officer of New York Life International, a position she held since 1998. She joined New York Life in 1980 and has held various positions in the investment and financial management divisions.
Other Directorships: MainStay VP Series Fund, Inc., Community Preservation Corporation and CORO New York Leadership Center, as well as several New York Life internal boards.

Glen O. Toney, Ph.D.
Age: 65
 Director Since: 1999
 Business Experience: Dr. Toney retired in 2002 as Group Vice President, Corporate Affairs of Applied Materials, Inc., the leading worldwide supplier of semiconductor wafer fabrication equipment. Prior to that date, he was Group Vice President and Vice President, Global Human Resources since 1985. He first joined Applied Materials, Inc. in 1979.
Other Directorships: Authenture Inc., Robert Noyce Foundation, Northern California Natural History Museum, California State University and Chico Alumni Association. Dr. Toney is also a member of the advisory board of the School of Engineering and Computer Science and of the University President's Board at California State University at Chico.

       The Board has determined that director nominees Donahoe, Fluno, Hunt, Poch, Toney and Pollack qualify as independent directors under Rule 4200 of the Nasdaq Stock Market.

Ownership of Andrew Common Stock

Directors and Executive Officers

       This table indicates how much Andrew common stock the nominees for director, the named executive officers and all executive officers and directors as a group beneficially owned as of September 30, 2004. As of the same date, none of these individuals owned any shares of our convertible preferred stock. The named executive officers include Ralph E. Faison, our chief executive officer, and the four other most highly compensated executive officers based on compensation earned during the last fiscal year.

       Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the shareholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

Directors and Named Executive Officers	Shares of Common Stock Owned	Options Exercisable Within 60 Days	Common Stock Equivalents in Director Fee Deferral Plan	Shares of Common Stock In Retirement Plans	Total	%
John G. Bollinger[1]	7,844	131,026	-0-	—	138,870	*
Philip Wm. Colburn[1]	109,619	115,375	-0-	—	224,994	*
Paul R. Cox	8,921	70,000	-0-	3,599	82,520	*
John E. DeSana	18,575	229,875	-0-	22,695	271,145	*
Thomas A. Donahoe	9,000	50,400	19,991	—	79,391	*
Ralph E. Faison	80,363	275,000	-0-	4,201	359,564	*
Jere D. Fluno	12,500	105,713	24,515	—	142,728	*
John C. Huang	-0-	12,500	-0-	-0-	12,500	*
William O. Hunt	15,000	38,400	13,908	—	67,308	*
Marty R. Kittrell	11,695	47,500	-0-	1,336	60,531	*
Charles R. Nicholas	141,226	340,000	-0-	58,904	540,130	*
Robert G. Paul	74,292	29,664	510	36,888	141,354	*
Gerald A. Poch	3,464,713[2]	2,400	12,074	—	3,479,187	2.2
Anne F. Pollack[3]	-0-	-0-	-0-	—	-0-	*
Glen O. Toney	-0-	50,400	20,354	—	70,754	*
Dennis L. Whipple[1]	9,000	14,400	4,421	—	27,821	*
Directors and Executive Officers as a Group (23 persons)	4,059,215	1,906,037	95,773	173,811	6,234,836	3.9

* Less than 1%.

1
Messrs. Bollinger, Colburn and Whipple are not standing for re-election to the Board.

2
This amount represents 2,552,581 shares held of record by Pequot Private Equity Fund III, L.P., 359,974 shares held of record by Pequot Offshore Private Equity Partners III, L.P., and 552,158 shares held of record by Pequot Endowment Fund, L.P. The Pequot entities are managed by Pequot Capital Management, Inc., which holds voting and dispositive power for all shares held by the Pequot entities. Pequot Capital Management, Inc. is located at 500 Nyala Farm Road, Westport, Connecticut 06880. Mr. Poch is a managing director of Pequot Capital Management, Inc. and may be deemed to beneficially own the 3,464,713 shares held by the Pequot entities. Mr. Poch disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.

3
Ms. Pollack is a new director nominee standing for election to the Board at the Annual Meeting.

Certain Stockholders

       This table shows, as of December 10, 2004, the shareholders that we know to be beneficial owners of more than 5% of our common stock.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Ariel Capital Management, Inc. 200 E. Randolph Drive, Suite 2900 Chicago, IL 60601	14,443,490[1]	8.98%

1
Ariel Capital Management, Inc. has sole voting power with respect to 12,165,290 of the shares, shared voting power with respect to none of the shares and sole investment power with respect to all 14,443,490 of the shares. This information was provided in a Schedule 13G filed with the SEC on February 13, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers, directors and 10% shareholders file reports of ownership and changes of ownership of Andrew common stock with the SEC. We believe that all filing requirements were met during fiscal year 2004 except that Ralph E. Faison filed a Form 4 approximately one month late reporting his spouse's acquisition of shares of Andrew.

Meetings and Committees of the Board of Directors

       The Board of Directors met seven times during the fiscal year. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors revised its Committee structure effective July 20, 2004. Prior to that date, the standing committees were the Audit, Compensation, and Human Resources/Corporate Governance Committees. The Board's Committees are now designated the Audit, Compensation and Human Resources, and Corporate Governance and Nominating Committees. The process of restructuring Board Committees was led by the Board's independent directors. As part of this process, the independent directors also decided to designate a Lead Director. The independent directors have designated William O. Hunt as Lead Director.

       For additional information, including our Operating Principles for the Board of Directors and the current charter for each of our Board committees, please refer to our website at www.andrew.com. Each director attended at least 75% of the meetings of the Board and of the committees on which he served. The following table shows the membership of the newly constituted committees:

Committee Membership

Name	Audit	Compensation and Human Resources	Corporate Governance and Nominating
John G. Bollinger	Member	Member
Philip Wm. Colburn
Thomas A. Donahoe	Chairman
Ralph E. Faison
Jere D. Fluno		Member	Member
William O. Hunt			Chairman
Charles R. Nicholas
Robert G. Paul
Gerald A. Poch	Member		Member
Glen O. Toney		Chairman
Dennis L. Whipple	Member	Member

Audit Committee: The Audit Committee is comprised of four directors who meet the Audit Committee independence requirements of the SEC and Nasdaq. The committee assists the Board in fulfilling its oversight responsibilities relating to: our auditing, accounting and reporting practices; the adequacy of our systems of internal controls; and the quality and integrity of publicly reported financial disclosures. In this role, the committee appoints the independent auditors and reviews and approves the scope of the audit, the financial statements and the independent auditors' fees. The Board of Directors has determined that each member of the Committee meets the experience requirements of Nasdaq and that Thomas A. Donahoe and Gerald A. Poch each meet the SEC's definition of audit committee financial expert. Additional information on the committee and its activities is set forth in the "Report of the Audit Committee of the Board of Directors." The Audit Committee met four times during the fiscal year, and the Chairman met quarterly with management and the external auditors prior to the release of our financial results.

Compensation and Human Resources Committee: The Compensation and Human Resources Committee is comprised of four directors who meet the independence requirements of Nasdaq. This Committee reviews management development and succession planning, establishes the compensation programs for officers and reviews the overall compensation and benefit programs. The committee also administers and selects participants for the Management Incentive Program, the Employee Retirement Benefit Restoration Plan and the Executive Severance Benefit Plan, and administers the Employee Stock Purchase Plan. If shareholders approve the new Management Incentive Plan and Long Term Incentive Plan, the Committee will administer and select participants for these plans as well. The Compensation and Human Resources Committee met seven times during the fiscal year (including meetings of its predecessor committee, the Compensation Committee).

Corporate Governance and Nominating Committee: This committee is comprised of three directors who meet the independence requirements of Nasdaq. This committee identifies and recommends candidates for Board membership. The committee also considers the size, structure and general composition of the Board, reviews and assesses the adequacy of the company's corporate governance practices and monitors the company's compliance programs. The Corporate Governance and Nominating Committee met six times during the fiscal year (including meetings of its predecessor committee, the Human Resources/Corporate Governance Committee).

Director Nominations: The Corporate Governance and Nominating Committee is responsible for selecting director nominees and for establishing procedures for the submission of director candidates by shareholders. The Committee recommends individuals as director nominees based on various criteria including their business, professional and leadership experience, understanding of our business, personal integrity and proven ability to apply sound and independent business judgment. In addition, director nominees must be willing and able to devote the necessary time for Board and committee duties. Shareholders who wish to submit nominees for director may do so in accordance with the requirements described under the caption "How do I nominate a director for consideration at next year's Annual Meeting?" Assuming that a properly submitted shareholder recommendation for a potential nominee is received and appropriate biographical and background information is provided, the Committee and the Board follow the same process and apply the same criteria as they do for candidates submitted by other sources.

Corporate Governance Policies and Practices

       We maintain a corporate governance page on our website. This website includes, among other items, the Andrew Corporation Operating Principles for the Board of Directors, charters of each committee of the Board, the Andrew Code of Conduct and information regarding our Whistleblower Policy. The corporate governance information can be found at www.andrew.com.

       We are proud of the fact that many of our policies and practices relating to corporate governance were in place prior to the passage of the Sarbanes-Oxley Act in 2002 and subsequent regulatory changes. Key policies and practices include:

•
A majority of the members of the Board are independent directors, as defined by Nasdaq. Independent directors do not receive consulting, legal or other fees from Andrew other than Board and Committee compensation.

•
The Board's current policy is to separate the roles of Chairman of the Board and Chief Executive Officer.

•
The Board has designated Mr. William Hunt, one of the independent directors, as Lead Director.

•
The independent directors of the Board meet regularly without the presence of management.

•
All of our employees, officers and directors are subject to Andrew's Code of Conduct. The Code meets the requirements of Nasdaq, as well as the code of ethics requirements of the SEC. Directors, officers and employees in sensitive positions are required to complete annual surveys relating to their knowledge of any violation of legal requirements or the Code of Conduct. We will promptly post any amendment to or waivers of the Code of Conduct on our website.

•
Directors stand for re-election every year.

•
The Board has adopted an age limit under which a director will not be slated for re-election after the director reaches age 72, a term limit of 12 years, and a limit of four other public-company boards on which a director may serve in addition to service on the Andrew Board.

•
The Audit, Compensation and Human Resources, and Corporate Governance and Nominating Committees each consist entirely of independent directors.

•
At least annually, the Board reviews Andrew's business unit initiatives, capital projects and budget matters.

•
The Audit Committee reviews and approves all related party transactions.

•
The Board has implemented a process for periodic evaluation of the Board, each Committee and each director.

•
Incentive compensation plans for executives link pay directly and objectively to measured financial goals set in advance by the Compensation and Human Resources Committee. For more information, see "Report of the Compensation and Human Resources Committee on Executive Compensation."

•
As part of our Whistleblower Policy, we have made a "whistleblower" hotline available to all employees for anonymous reporting of financial or other concerns. The Audit Committee receives directly, without management participation, all hotline activity reports, including complaints on accounting, internal controls or auditing matters.

•
Our Director of Internal Audit reports directly to the Audit Committee.

•
Directors are encouraged to attend our Annual Meeting. While their attendance is not required, each of our directors attended our last Annual Meeting.

Director Compensation

       Directors who are Andrew employees receive no fees for their services as directors. Non-employee directors receive an annual retainer of $25,000 and a fee of $1,800 for each Board meeting and committee meeting they attend in person. The fee is $900 for attendance by telephone at Board and Committee meetings. The chairman of the Audit Committee receives an additional annual retainer of $15,000, while the chairmen of the other two standing committees each receive additional annual retainers of $10,000. During fiscal year 2004, Mr. Donahoe received an additional payment for non-meeting services performed in his capacity as Audit Committee Chairman.

       Non-employee directors can defer part or all of their director fees under a deferred compensation plan. In lieu of cash payment, a director's account is credited with share units equal to the value of Andrew common stock at the end of the quarter in which the director elected to defer the fees. Upon leaving the Board, a director will receive the deferred amount in cash, based on the then-current value of Andrew common stock. A director may elect to receive the cash payment in a lump sum or in five or fewer equal annual installments. Six of the seven individuals who served as outside directors during the last fiscal year deferred some or all of their director fees.

       Non-employee directors also participate in the Andrew Corporation Stock Option Plan for Non-Employee Directors. Under this plan, each eligible director is automatically granted an option to purchase 12,000 shares of Andrew common stock at the Board of Directors' meeting following the annual shareholders' meeting. If shareholders approve the Long Term Incentive Plan, non-employee directors will instead participate in, and receive an equity grant under, that plan.

       Under guidelines adopted by the Board, each non-employee director is expected to own Andrew common stock having a value equal to at least three times his or her annual cash compensation. A director has five years following election to the Board to reach that ownership level. All director candidates standing for re-election to the Board currently comply with the ownership requirements. A director who fails to attain or maintain this level of ownership will not be eligible for subsequent grants of stock options or restricted stock.

Communications With The Board Of Directors

       Shareholders may send written communications to the Board of Directors in care of our Corporate Secretary at our address on the cover of this proxy statement. Communications from shareholders to the Board will be handled by the Corporate Secretary in the following manner:

•
Communications addressed to a specific director will be sent unopened to the director.

•
Communications marked "confidential" (or similar) but addressed non-specifically to the Board will be sent unopened by the Secretary to the chairman of the Corporate Governance and Nominating Committee.

•
All other communications will be opened by the Secretary and forwarded as appropriate.

1.
Communications determined to relate to Company financial matters will be logged and directed to the chair of the Audit Committee, with a copy sent to the chair of the Corporate Governance and Nominating Committee.

2.
All other communications opened by the Secretary will be logged and directed to the chair of the Corporate Governance and Nominating Committee.

Executive Compensation

       This table summarizes the before-tax compensation for Ralph E. Faison, President and Chief Executive Officer, and the four next highest compensated executive officers of Andrew. These individuals are sometimes referred to in this proxy statement as the "named executive" officers.

Summary Compensation

Long-Term Compensation
Annual Compensation					Awards		Payouts
Name and Principal Position	Fiscal Year	Salary	Bonus[2]	Other Annual Compensation[3]	Restricted Stock/DSU Awards[4]	Securities Underlying Options	LTIP Payouts	All Other Compensation[5]
Ralph E. Faison President and Chief Executive Officer	2004 2003 2002	$609,200 534,583 171,333	$1,266,200 -0- -0-	$10,090 10,060 -0-	$668,680 -0- -0-	200,000 150,000 200,000	$295,095 -0- -0-	$516,218 66,919 -0-
Marty R. Kittrell Chief Financial Officer	2004 2003 2002	339,625 259,583 82,372	584,193 77,796 12,500	90 60 -0-	242,740 -0- -0-	40,000 50,000 5,000	107,050 -0- -0-	20,123 23,941 42,622
John E. DeSana Group President, Antenna & Cable Products Group	2004 2003 2002	339,400 327,583 313,500	581,851 183,729 135,150	390 4,405 4,817	240,450 -0- -0-	40,000 40,000 45,000	137,080 -0- -0-	27,732 19,102 15,773
John C. Huang[1] Chief Technology, Corporate Development & Strategy Officer	2004 2003 2002	316,975 27,026 -0-	416,367 27,026 -0-	30 -0- -0-	224,420 -0- -0-	30,000 -0- -0-	42,455 -0- -0-	208,694 2,290 -0-
Paul R. Cox Group President, Satellite Communications	2004 2003 2002	294,100 267,583 234,483	327,492 107,252 112,200	120 3,465 2,251	210,680 -0- -0-	35,000 30,000 30,000	120,120 -0- -0-	19,353 15,690 14,503
[1]	Mr. Huang joined Andrew in August 2003 as Chief Technology and Strategy Officer.
[2]
Annual bonus amounts are earned and accrued during the fiscal year indicated, but paid after the end of each fiscal year. In the case of Mr. DeSana, this includes a $52,500 bonus for completion of an interim assignment for the Base Station Subsystems Group in fiscal year 2004.
[3]
Other annual compensation consists of an annual holiday bonus (which is received by all employees) based on years of service, and in the case of Mr. Faison, includes tax-return preparation and financial planning services.
[4]
Amounts shown represent the value of deferred stock units granted under our 2000 Management Incentive Plan on December 3, 2003 based on the closing price of $11.45 per share on that date. These deferred stock units represent shares of common stock that are issuable to the officer three years after the grant date, provided that he has not left the company's employment for a reason other than death, disability or retirement. The officer may defer issuance of the stock for any period of time up to his retirement. As of September 30, 2004, the value of these deferred stock units based on the closing price of $12.24 per share was as follows: Mr. Faison, $714,816; Mr. Kittrell, $259,488; Mr. DeSana, $257,040; Mr. Huang, $239,904 and Mr. Cox, $225,216.
[5]
All other compensation for fiscal year 2004 represents a contribution of $9,683 by Andrew to the Andrew Profit Sharing Trust on behalf of each named executive officer and accruals for the Employee Retirement Benefit Restoration Plan on behalf of the named individuals. In the case of Mr. Faison and Mr. Huang, it also includes payment of $486,889 and $195,875 in relocation expenses in 2004.

Option Grants in Last Fiscal Year

       This table gives information relating to option grants to the named executive officers in fiscal 2004. The exercise price of the options is based upon the fair market value of Andrew common stock on the date the option is granted. As the SEC requires, the calculation of potential realizable values is based on assumed annualized rates of stock price appreciation of 5% and 10% over the full ten-year term of the options. All options granted during the fiscal year vest at a rate of 25% per year beginning on the first anniversary of the grant date.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year
			Exercise or Base Price Per Share
Name				Expiration Date	5%	10%
Ralph E. Faison	200,000	12.28	$11.30	Dec. 4, 2013	$1,422,000	$3,602,000
Marty R. Kittrell	40,000	2.46	11.30	Dec. 4, 2013	284,400	720,400
John E. DeSana	40,000	2.46	11.30	Dec. 4, 2013	284,400	720,400
John C. Huang	30,000	1.84	11.30	Dec. 4, 2013	213,300	540,300
Paul R. Cox	35,000	2.15	11.30	Dec. 4, 2013	248,850	630,350

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

       This table provides information regarding the exercise of options during fiscal 2004 by the named executive officers. The "value realized" is calculated using the difference between the option exercise price and the price of Andrew common stock on the date of exercise multiplied by the number of shares underlying the option. The "value of unexercised in-the-money options at fiscal year end" is calculated using the difference between the option exercise price and $12.24 (the closing price of Andrew common stock on September 30, 2004) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.

			Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Ralph E. Faison	-0-	-0-	237,500	370,900	$108,000	$512,000
Marty R. Kittrell	-0-	-0-	42,500	113,700	27,150	119,050
John E. DeSana	-0-	-0-	219,875	91,000	28,800	124,000
John C. Huang	-0-	-0-	12,500	87,100	-0-	28,200
Paul R. Cox	-0-	-0-	62,500	75,900	62,208	97,700

Long-Term Performance Cash Awards

       Assuming that shareholders approve the new Long Term Incentive Plan, fiscal year 2004 will be the last year for which cash awards will be paid for long-term performance under the existing long-term incentive plan. Under that plan, the Compensation and Human Resources Committee established performance goals for the ensuing three fiscal-year period that, if met, entitled eligible executive officers to cash awards. Under the program established for the three fiscal years ending September 30, 2004, executive officers were eligible for target payouts ranging from 15% to 60% of their base salary in the payout year if the performance goals were met. Payments made on account of the Long-Term Performance Cash program for the three-year period ending September 30, 2004 are shown in the Summary Compensation Table.

Executive Severance Benefit Plan

       Key executives of Andrew selected by the Compensation and Human Resources Committee receive benefits under the Executive Severance Benefit Plan in the event of termination of employment following a change in control as defined in the Plan.

       Andrew must pay benefits to a Plan participant if, within two years after a change in control, his or her employment is terminated for any reason other than death, disability, retirement or cause. Andrew must also pay benefits if, within the two-year period, a participant resigns because his or her compensation or duties are significantly reduced, because he or she must relocate, or because Andrew breaches its obligations under the Plan. The Plan provides that an affected participant will receive 12, 30 or 36 months of salary, bonus, Andrew profit sharing and matching contributions, and continuation of employee benefits. In addition, all of the participant's deferred stock units and stock options would vest on the date of the change of control. In the event that any payment is considered an "excess parachute payment" under the Internal Revenue Code, Andrew will make tax equalization payments with respect to the participant's compensation for federal income and excise tax purposes. If there had been a change in control and termination of employment of the named executive officers, Andrew would have been required to pay them the following amounts (plus tax equalization payments, if applicable) on September 30, 2004: Ralph E. Faison, $5,698,000; Marty R. Kittrell, $2,322,000; John E. DeSana, $2,311,000; John C. Huang, $1,839,000 and Paul R. Cox, $1,569,000.

Employee Retirement Benefit Restoration Plan

       The Andrew Employee Retirement Benefit Restoration Plan provides additional retirement benefits to certain senior executives selected by the Compensation and Human Resources Committee. Because of limitations imposed by the Internal Revenue Service, these executives' benefits from the Andrew Profit Sharing Trust are reduced. Therefore, executives participating in the Restoration Plan receive benefits that compensate them for the decreased benefits under the Profit Sharing Trust.

       A participant is not eligible to receive benefits under the Restoration Plan until the expiration of the five-year vesting period, or the earlier of turning 65 or his or her termination of employment with Andrew by reason of death, disability, retirement or change-in-control. Benefits are paid in a lump sum.

       If there had been a change in control, Andrew would have been required to pay the named executive officers the following amounts as of September 30, 2004: Ralph E. Faison, $33,669; Marty R. Kittrell, $14,278; John E. DeSana, $105,795; John C. Huang, $3,136 and Paul R. Cox, $28,382.

Other Arrangements

       At its November 14, 2002 meeting, the Board of Directors confirmed that upon his retirement as Chairman and Chief Executive Officer in February 2004, Floyd L. English would be entitled to receive a consulting fee of $300,000 for each of the years ending December 31, 2004, 2005 and 2006. In fiscal year 2004, Dr. English also received a payout of $270,667 under the long-term incentive plan, and in lieu of on-going medical insurance coverage for him and his spouse, a one-time payment of $75,000.

       The Compensation and Human Resources Committee has agreed that Charles R. Nicholas is entitled to a salary of $300,000 per year as non-executive Chairman of the Board, a position that Mr. Nicholas assumed on February 10, 2004. The Committee has also determined that Mr. Nicholas will receive a consulting fee of $250,000 per year for a two year period commencing upon his retirement as Chairman. Mr. Nicholas participates in the company's benefit programs and also receives a $5,000 life insurance benefit that will terminate upon his retirement as Chairman.

Equity Compensation Plan Information Table

       The following table provides information as of September 30, 2004 regarding the number of shares of our common stock that may be issued upon the exercise of options, warrants and rights under Andrew Corporation's equity compensation plans. Shareholder approved plans include the following: the 1988 Management Incentive Program; the 2000 Management Incentive Program; the 1988 Stock Option Plan for Non-Employee Directors; the 1998 Stock Option Plan for Non-Employee Directors; and the 1998 Employee Stock Purchase Plan.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in column (a)
Equity compensation plans approved by security holders	8,225,373[1]	$17.75	4,251,761[2]
Equity compensation plans not approved by security holders	None	None	None
Total	8,225,373	$17.75	4,251,761
[1]	Includes 363,200 deferred stock units awarded in fiscal year 2004. Excludes 267,470 shares subject to options outstanding pursuant to the Allen Telecom Inc. Amended and Restated 1992 Stock Plan and the Allen Telecom Inc. Amended and Restated 1994 Non-Employee Directors Stock Plan, which we assumed in connection with our 2003 acquisition of Allen Telecom Inc. These options have a weighted average exercise price of $12.00 per share.
[2]	Includes 1,864,943 shares available under the Employee Stock Purchase Plan.

Report of the Compensation and Human Resources Committee of the Board of Directors

       The Compensation and Human Resources Committee is composed of four directors who meet the independence requirements of Nasdaq. The Committee operates under a written charter adopted by the Board of Directors. The charter is available on our website, www.andrew.com.

       The Committee establishes Andrew Corporation's general compensation policies as well as specific compensation plans, performance goals and compensation levels for executive officers. The Committee selects participants for and administers the Management Incentive Program, the Employee Retirement Benefit Restoration Plan and the Executive Severance Benefit Plan, and administers the Employee Stock Purchase Plan. If approved by shareholders, the Committee will also administer the new Management Incentive Plan and Long Term Incentive Plan.

Compensation Philosophy

       The Committee's principal objective is to align executive compensation with shareholder value. To achieve that objective, executive compensation has various components. One component is base salary, which in the past has been set below the median for similar positions at comparable companies. Other cash components have been annual bonus and long-term performance cash awards, which are linked to aggressive performance factors that relate to shareholder value, such as earnings per share and sales. Stock options further aligned long-term executive performance with shareholder value. The company has retained a compensation consultant to complete a comprehensive review of compensation practices. There was no new long-term performance cash cycle started in fiscal year 2004 since the Committee determined to discontinue the performance cash awards under the existing program. In lieu of that program, grants of deferred stock units were made to senior executives in fiscal year 2004 and will be made to senior executives (instead of cash payments) in fiscal year 2005 if the new Long Term Incentive Program is approved. The Committee is actively monitoring the potential impact of new accounting rules relating to the expensing of stock options.

Base Salary

       The Committee established Mr. Faison's salary by comparison to the salaries of chief executive officers of comparable companies. An outside consultant compiled salary data for a group of technology companies that are similar to Andrew. Some of these companies are included in the S&P Communications Equipment Index used in the Performance Graph. The salary information provided by the consultant indicated that Mr. Faison's salary was substantially below the median salary for CEO's of comparable companies. Accordingly, Mr. Faison received a 17.8% increase in base salary in fiscal year 2004.

       The Committee also used salary survey data compiled by its consultant to determine the salaries for other executive officers. As with Mr. Faison, the Committee considers salary data for similar positions at comparable companies. The Committee also considers other factors, such as relative company performance, the officer's past performance and his or her potential.

Annual Bonus

       The Committee has in the past determined the CEO's annual cash bonus based on the company's attainment of specified levels of earnings per share during the prior fiscal year. The Committee set a minimum earnings per share target at the beginning of the fiscal year. The bonus was calculated using a formula based on the amount that earnings per share for the year exceeded the target. For fiscal 2004, the company's earnings per share were substantially in excess of the target. Accordingly, Mr. Faison received a bonus for fiscal 2004 of $1,266,200. The Committee intends to change the annual bonus formula for fiscal year 2005.

       Cash bonuses for other executive officers were based on three factors: (1) earnings per share, using the same target as for the CEO; (2) operating results of the businesses or business functions that report to the executive; and (3) achievement of specified, measurable objectives that relate to the executive's area of responsibility.

Long-Term Performance Cash Award

       The long-term performance cash award program was discontinued for new performance cycles beginning with fiscal year 2004. However, previously granted awards covered the performance cycle that ended in fiscal year 2004. This program covered fiscal years 2002, 2003 and 2004. The Committee established minimum, target and maximum performance goals, which included earnings per share growth over the three years and the level of sales for the third year of the program. Under the cycle that ended in fiscal year 2004, 50% of the target bonus was based on earning per share growth during the period and 50% was based on revenue growth during the period. For the period ended in fiscal year 2004, the EPS target was not met, but the revenue growth target was exceeded. Under the applicable formula, Mr. Faison received a payment of $295,095.

Options and Deferred Stock Units

       The Committee believes that stock options and deferred stock units are an essential element of executive compensation because they focus management's attention on shareholder interests. Through periodic grants of stock options, the Committee intends to encourage executive officers and other key employees to increase shareholder value. Option grants are made at fair market value of Andrew common stock on the grant date. The stock option plan prohibits the repricing of options. During fiscal year 2004, the Committee granted Mr. Faison options on 200,000 shares of Andrew common stock. The Committee also granted options to the other most highly compensated officers as follows: Mr. Kittrell, 40,000 shares; Mr. DeSana, 40,000 shares; Mr. Huang, 30,000 shares and Mr. Cox, 35,000 shares.

       The Committee made the following awards of deferred stock units during fiscal year 2004: Mr. Faison, 58,400; Mr. Kittrell, 21,200; Mr. DeSana, 21,000; Mr. Huang, 19,600 and Mr. Cox, 18,400. These deferred stock units represent shares of common stock that are issuable to the grantee in three years, provided that the grantee has not left the company's employment for a reason other than death, disability or retirement. The grantee may defer issuance of the stock for any period of time up to his or her retirement.

Compensation Plans for FY 2005

       At its November 16, 2004 meeting, the Compensation and Human Resources Committee made the following decisions with respect to the compensation of Mr. Faison, the named executive officers and other corporate officers during fiscal year 2005: (1) salaries of corporate officers will remain at fiscal year 2004 levels; (2) upon achievement of the 2005 plan goals, 80% of the target bonus will be paid. Performance in excess of the plan goals must be achieved to earn 100% of the target bonus; (3) long-term performance cash awards will be replaced by grants of deferred stock units, which will vest over four years; and (4) the Committee will continue to monitor the impact of new accounting regulations on the expensing of stock options and may adjust its approach to equity-based awards in the future. Target bonuses are based on a multiple of base salary for each officer and are determined by the Committee annually.

Stock Ownership Guidelines

       For a number of years, the company required corporate officers to own Andrew common stock with a value equal to a multiple of the officer's salary level. During fiscal 2004, the Compensation and Human Resources Committee revised these guidelines. Under the revised guidelines, the Chief Executive Officer is expected eventually to own Andrew stock with a value equal to five times his annual salary. Other corporate officers are expected to achieve ownership levels equal to one and a half times to three times salary. An officer who is not in compliance with the requirements would have certain restrictions on his or her ability to sell stock until he or she becomes compliant.

Deductibility of Executive Compensation

       Internal Revenue Code Section 162(m) limits the deductibility by Andrew of compensation in excess of $1,000,000 paid to the Chief Executive Officer and each of the other four most highly compensated executive officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The policy of the Committee is to establish and maintain a compensation program that will optimize the deductibility of compensation. The Committee, however, reserves the right to use its judgment, where merited by the need for flexibility to respond to changing business conditions or by an executive officer's individual performance, to authorize compensation that may not, in a specific case, be fully deductible by Andrew.

Compensation and Human Resources Committee Glen O. Toney, Chairman John G. Bollinger Jere D. Fluno Dennis L. Whipple

Approval of Andrew Corporation
Management Incentive Plan

       The Board of Directors has approved and is recommending to shareholders the adoption of a new Management Incentive Plan to provide eligible employees with performance-based incentive compensation.

Administration of the Plan

       The Plan will be administered by the Board's Compensation and Human Resources Committee. The Committee will interpret the Plan, prescribe appropriate rules and regulations, and make the determinations necessary for the administration of the Plan. The Committee will establish the performance goals applicable to each participant with respect to each fiscal year or such other performance period as the Committee may designate.

Eligible Participants Under the Plan

       All officers and other key employees designated by the Committee are eligible to participate in the Plan.

Performance Goals Under the Plan

       The performance goals established by the Committee for any participant will be based on one or more of the following criteria: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; delivery performance; safety record; stock price; and total shareholder return.

       The performance goals may relate to Andrew or to one or more of our operating units or groups, and may be determined on an absolute basis or relative to internal goals or to other companies or indices. The Committee may adjust the performance goals to the extent necessary to prevent dilution or enlargement of any award due to extraordinary events or circumstances or to exclude the effects of extraordinary, unusual or non-recurring items; changes in applicable laws, regulations or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporation transaction.

Awards Under the Plan

       Within 90 days after the beginning of each performance period, the Committee shall select the participants who will be eligible for awards for that performance period. The Committee shall also determine the performance goal or goals applicable to the participants and the payment schedule available to each participant based on the level of attainment of the performance goal or goals. Upon completion of a performance period and any audit and certification of Andrew's financial results by our independent auditors, the Committee shall certify whether and to what extent a participant satisfied the performance goals and determine the amount of the participant's award under the Plan.

       The Committee may reduce an award to any participant under the Plan (including a reduction to zero) based on any subjective or objective factors that it determines to be appropriate in its sole discretion. In the case of the CEO and other key executives defined as "covered employees" under the Plan, the Committee may reduce an award (including a reduction to zero), but may not increase the amount of an available award or waive the achievement of the applicable performance goals, except in certain events, including, but not limited to, death, disability or a change-in-control of Andrew. The Committee's discretionary reduction of an award with respect to any participant shall not have the effect of increasing an award to a covered employee. In no event may the Committee grant an award in excess of $3,000,000 to any participant in any performance period. No employee shall have any claim to be granted any award under the Plan, and there is no obligation for uniform treatment of employees under the Plan.

       Award payments under the Plan will be made in a lump sum or installments in cash and/or Andrew common stock, as determined by the Committee (provided that the source of such Common Stock shall be an equity plan previously approved by shareholders of the Company), as soon as practicable after authorization of payment for a participant, or to a deferred compensation plan that we may establish for this purpose. If all or any portion of the award is to be paid in Andrew common stock, the Committee will determine the basis on which the payment will be converted into common stock.

Tax Consequences

       Generally, a participant will include the value of a Plan award in taxable income when received by the participant and the company will be entitled to a tax deduction at that time. The Committee will make such provisions and take such steps as it may deem appropriate to withhold any taxes that Andrew is required by any federal, state, local, domestic or foreign law or regulation to withhold in connection with an award to a participant, including, but not limited to, requiring the participant to remit to us an amount sufficient to satisfy such withholding requirements in cash or common stock or withholding cash or common stock due or to become due with respect to an award.

Section 162(m)

       Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers in excess of $1 million in any year. Compensation that qualifies as "qualified performance-based compensation" is excluded from the $1 million limit, and therefore remains fully deductible by us. Assuming the Plan is approved by the shareholders, awards that satisfy the appropriate provisions of Section 162(m) will not be subject to the deduction limit.

The Board of Directors recommends a vote FOR the approval
of the adoption of the Andrew Corporation Management Incentive Plan.

Approval of Andrew Corporation
Long Term Incentive Plan

       The Board of Directors has approved and is recommending to shareholders the adoption of a new Long Term Incentive Plan to provide certain employees, consultants and Board members the opportunity to receive stock-based and other long-term incentives in order to attract and retain qualified individuals and to align their interests with those of the shareholders.

Administration of the Plan

       The Plan will be administered and interpreted by the Compensation and Human Resources Committee of the Board. The Committee may delegate authority to one or more officers of Andrew to grant awards to employees who are not members of the Board or officers for purposes of Section 16 of the Securities Exchange Act of 1934. Except in the case of non-employee members of the Board, the Committee will have the authority to determine the individuals to whom grants will be made, the time when grants will be made, and the type, size and terms of each grant. In the case of non-employee members of the Board, the Committee is limited to grants of restricted stock awards and may not make a grant in excess of 15,000 shares per year.

Shares Available Under the Plan

       A maximum of 4,000,000 shares of our common stock has been reserved for issuance under the Plan.

       In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, combination repurchase or exchange of shares, or similar corporate event, the number of shares that can be issued under the Plan, the number of shares subject to outstanding awards, and any exercise price may be adjusted by the Committee in any manner it deems equitable to prevent dilution or enlargement of the benefits or potential benefits intended under the Plan. Any shares of common stock subject to an award that is forfeited, settled in cash, expires or is otherwise terminated without the issuance of shares shall again be available for awards under the Plan.

Eligibility Under the Plan

       Employees of Andrew and its affiliates, consultants who may be retained by the company, and non-employee members of the Board are eligible to participate in the Plan. The Committee will select the employees and consultants who will participate in the Plan.

Awards Under the Plan

       The Committee may make the following types of awards to employees and consultants under the Plan, with terms and conditions to be established by the Committee: stock options, stock appreciation rights, restricted stock awards, performance awards and other stock awards. Awards to non-employee members of the Board are limited to restricted stock awards.

Stock Options

       The Committee will determine the number of options to be granted to each participant, the exercise price, vesting schedule and other terms and conditions of option awards. The exercise price cannot be less than the fair market value of Andrew's common stock on the date the option is granted. The Plan specifically prohibits the Committee from reducing the exercise price of any option after it is granted.

Stock Appreciation Rights

       The Committee will determine the number of stock appreciation rights to be granted and the terms applicable to each award. The exercise price of a stock appreciation right may be equal to or greater than the fair market value of Andrew's common stock on the date of grant. The Plan specifically prohibits the Committee from reducing the exercise price of any stock appreciation right after it is granted.

Restricted Stock Awards

       The Committee will determine the number of shares or units that will be granted (subject to a maximum annual grant to non-employee members of the Board of 15,000 shares or units) and the terms applicable to each award.

Performance Awards

       Performance awards can take the form of performance shares or performance units. A performance share means an award denominated in shares of Andrew common stock and a performance unit means an award denominated in units having a dollar value or other currency, as determined by the Committee. The Committee will determine the number of performance awards that will be granted and will establish the performance goals and other conditions for payment of such performance awards. The performance goals established by the Committee for any participant will be based on one or more of the following criteria: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; delivery performance; safety record; stock price; and total shareholder return.

       The performance goals may relate to Andrew or to one or more of our operating units or groups, and may be determined on an absolute basis or relative to internal goals or to other companies or indices. The Committee shall adjust the performance goals to the extent necessary to prevent dilution or enlargement of any award due to extraordinary events or circumstances or to exclude the effects of extraordinary, unusual or non-recurring items; changes in applicable laws, regulations or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction.

Other Stock-Based Awards

       The Committee will determine the number of other stock-based awards that will be granted and the terms applicable to each award. Other stock-based awards may include dividend equivalents or amounts which are equivalent to all or a portion of any federal, state, local, domestic or foreign taxes relating to an award, and may be payable in shares, cash, other securities or any other form of property as the Committee may determine.

Initial Awards to Named Executive Officers

       At its November 16, 2004 meeting, the Compensation and Human Resources Committee awarded deferred stock units as follows to the named executive officers, contingent on approval of this Long Term Incentive Plan by shareholders: Mr. Faison, 45,300; Mr. Kittrell, 16,400; Mr. DeSana, 16,400; Mr. Huang, 10,200 and Mr. Cox, 14,300.

Awards to Covered Employees

       The Plan contains additional restrictions and limitations on awards that are intended to satisfy the requirements of performance-based compensation under Internal Revenue Code Section 162(m) to participants classified as "covered employees." No participant may receive an award or awards having an aggregate value of greater than $5,000,000 for any full fiscal year of Andrew, subject to adjustment as described in the Plan for overlapping performance periods.

       If an award to a covered employee under the Plan is subject to the attainment of performance goals, the Committee shall establish the performance goals within the 90 day period following the commencement of the applicable performance period. The Committee may, in its discretion, reduce the amount of any performance-based award to a covered employee based on any criteria it shall determine. However, the Committee may not increase the amounts payable pursuant to any performance-based award to a covered employee or waive the achievement of the performance goals, except in certain limited circumstances such as death, disability or a change-in-control of Andrew.

Termination of Employment

       As discussed above, awards granted under the Plan generally expire on the date determined by the Committee at the time of the award, subject to earlier expiration as specified in the award agreement, in the event the participant terminates employment with the company prior to that date. Generally, unless determined otherwise by the Committee and subject to certain change-in-control provisions, all unvested options, stock appreciation rights and stock awards, and all unpaid performance shares and performance units are forfeited upon termination of service for reasons other than retirement, disability or death.

       Subject to the Committee's ability to declare vested or unvested awards forfeited upon conduct that adversely affects Andrew, upon termination of employment by reason of retirement, disability or death, all unvested options and stock awards become fully vested and any performance shares or performance units become payable to the extent determined by the Committee.

       Upon termination by reason of retirement or disability, unless determined otherwise by the Committee, options will be exercisable until not later than the earlier of three years after the termination date or the expiration of their term. Upon termination by reason of death, while employed or after terminating employment by reason of retirement or disability, options will be exercisable by the participant's beneficiary not later than the earliest of one year after the date of death, three years after the date of termination due to retirement or disability, or the expiration of their term. All stock appreciation rights that become vested by reason of retirement, death or disability shall be exercisable as determined by the Committee.

       Unless determined otherwise by the Committee, upon termination for any reason other than retirement, disability or death, any options vested prior to termination may be exercised during the three-month period commencing on the termination date, but not later than the expiration of their term. If a participant dies during the post-employment period, the participant's beneficiary may exercise the options (to the extent they were vested and exercisable on the date of employment termination), but not later than the earlier of one year after the date of death or the expiration of their term.

Change-in-Control

       In the event of a change-in-control, all awards under the program vest and all outstanding performance shares and performance units shall be paid out upon transfer. Options that vest upon a change-in-control may be exercised only during the 90 days immediately thereafter. Stock appreciation rights that become vested upon a change-in-control shall be exercisable as determined by the Committee.

Tax Consequences

       The following description of the federal income tax consequences of awards under the Plan is a general summary. State, local and other taxes may also be imposed in connection with awards. This discussion is intended for the information of shareholders who are considering how to vote on the Plan at the annual meeting and not as tax guidance to individuals who participate in the Plan.

Nonqualified Stock Options

       A participant who receives a nonqualified stock option will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of stock on the date of exercise over the exercise price. The basis in shares acquired upon exercise of a nonqualified stock option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares for capital gain purposes will begin on the date of exercise. In general, Andrew will be entitled to a tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Incentive Stock Options

       A participant who receives an incentive stock option will not generally recognize income at the time of grant or upon the exercise of an incentive stock option. Upon the sale of shares subject to an incentive stock option, a participant will recognize income in an amount equal to the excess of the fair market value of the shares on the date of sale over the exercise price. The income is taxed at long-term capital gains rates if the participant has not disposed of the shares within two years after the date of the grant of the incentive stock option and has held the shares for at least one year after the date of exercise. Andrew is not entitled to a tax deduction. The exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax.

       If a participant sells shares subject to an incentive stock option before having held them for at least one year after the date of exercise and two years after the date of grant, the participant will recognize ordinary income to the extent of the lesser of: (a) the gain realized upon the sale; or (b) the excess of the fair market value of the shares on the date of exercise over the exercise price. Any additional gain is treated as long-term or short-term capital gain depending upon how long the participant has held the shares prior to disposition. In the year of disposition, Andrew receives a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes as a result of the disposition.

Stock Appreciation Rights

       A participant who receives a stock appreciation right generally will not recognize taxable income while the stock appreciation right is subject to a substantial risk of forfeiture. The current tax rules as they apply to vested stock appreciation rights are uncertain due to new legislation, and therefore, the specific time at which a participant is taxed and we receive a deduction is unknown until further guidance is issued by the Internal Revenue Service.

Restricted Stock Awards

       A participant who receives an award of restricted stock generally will not recognize taxable income until the stock is transferable by the participant or no longer subject to a substantial risk of forfeiture, whichever occurs first. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time, less any amounts paid for the shares. A participant may elect to recognize ordinary income when restricted stock is granted in an amount equal to the fair market value of the shares at the date of grant, determined without regard to the restrictions. Andrew generally will be entitled to a corresponding tax deduction in the year in which the participant recognizes ordinary income. In the case of restricted stock units, a participant will recognize ordinary income at the time actual shares are delivered to the participant in an amount equal to the fair market value of the shares at that time, assuming the applicable non-qualified deferred compensation rules are followed, and we will receive a tax deduction.

Performance Awards

       A participant who receives a performance award will not recognize taxable income until the award is paid to the participant. When the award is paid, the participant will recognize ordinary income in an amount equal to the cash and the fair market value of the stock paid to the participant. Andrew generally will be entitled to a tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Other Stock-Based Awards

       A participant will recognize ordinary income when dividend equivalents and other stock-based awards are paid to the participant and are transferable by the participant or no longer subject to a substantial risk of forfeiture, in an amount equal to the cash and the fair market value of any shares paid to the participant. Andrew generally will be entitled to a corresponding tax deduction when the participant recognizes ordinary income.

Section 162(m)

       Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers in excess of $1 million in any year. Compensation that qualifies as "qualified performance-based compensation" is excluded from the $1 million limit, and therefore remains fully deductible by us. Assuming the Plan is approved by the shareholders, awards that satisfy the appropriate provisions of Section 162(m) will not be subject to the deduction limit. Other awards under the Plan may be subject to the deduction limit. The Board of Directors recommends a vote FOR the approval of the adoption of the Andrew Corporation Long Term Incentive Plan

Report of the Audit Committee of the Board of Directors

       The Audit Committee is composed of four independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Committee operates under a written charter adopted by the Board of Directors. The charter is available on our website, www.andrew.com.

       Management is responsible for the internal controls and financial reporting process of Andrew. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report to the company's shareholders and Board of Directors on the results of this audit. The Committee's responsibility is to monitor and oversee these processes.

       At each of its four meetings during fiscal year 2004, the Committee met and held discussions with management and Ernst & Young, independent auditors for Andrew. These meetings included sessions at which management was not present. The Committee discussed with Ernst & Young the results of its examination of the consolidated financial statements, its evaluation of Andrew's internal controls, and its assessment of the overall quality of the company's financial controls. Management represented to the Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee reviewed and discussed the consolidated financial statements with management and Ernst & Young. The Committee also discussed with Ernst & Young matters related to the financial reporting process required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

       Ernst & Young provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee reviewed with Ernst & Young that firm's independence. The Committee determined that non-audit services provided by Ernst & Young during the 2004 fiscal year are compatible with maintaining their independence.

       Based on the Committee's discussion with management and Ernst & Young, the Committee's review of the representations of management, and the report of Ernst & Young to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the company's Annual Report on Form 10-K for the year ended September 30, 2004. The Committee also has recommended for shareholder approval the retention of Ernst & Young as independent auditors for fiscal year 2005.

Audit Committee Thomas A. Donahoe, Chairman John G. Bollinger Gerald A. Poch Dennis L. Whipple

Company Performance

       This graph shows a five-year comparison of cumulative total returns for Andrew, the Standard & Poor's (S&P) 500 Composite Index and the S&P Communications Equipment Index. The graph assumes an investment of $100 on September 30, 1999 and the reinvestment of dividends.

	Cumulative Total Return
	9/99	9/00	9/01	9/02	9/03	9/04
Andrew Corporation	$100	150.72	104.63	37.70	69.53	70.45
S&P 500	$100	113.28	83.13	66.10	82.22	93.63
S&P Communications Equipment	$100	111.81	22.59	9.80	15.89	18.36

Appointment of Independent Auditors

       The Audit Committee has appointed Ernst & Young LLP to serve as Andrew's independent auditors for the fiscal year ending September 30, 2005. Ernst & Young has been employed to perform this function for Andrew since 1970.

Audit Fees

       These fees related to: (i) the audit of the annual financial statements included in our Annual Report on Form 10-K for the years ended September 30, 2003 and 2004; (ii) the review of the quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2003 and 2004, March 31, 2003 and 2004, and June 30, 2003 and 2004 and (iii) services provided in connection with statutory or regulatory filings or engagements.

Audit-Related Fees

       These fees relate to work performed by Ernst & Young with respect to consulting on actions required by the Sarbanes-Oxley Act of 2002, audits of our benefit plans, acquisition-related due diligence assistance, and other technical accounting assistance.

Tax Fees

       These fees include work performed by Ernst & Young with respect to tax compliance, tax service for employees on international assignments, and other tax consulting, including assistance with our foreign sales corporation.

All Other Fees

       These fees include executive tax services performed on behalf of the Chairman and former Chairman.

       The following table shows further detail regarding fees billed to the company by Ernst & Young during fiscal years 2004 and 2003:

	2004	2003
Audit Fees
Audits and statutory audits	$1,730,900	$1,378,700
Restructuring related audit	17,000	62,000
SEC registration statements	10,500	107,200
Convertible debt offering	18,200	45,200
Total Audit Fees	1,776,600	1,593,100
Audit-Related Fees
Employee benefit plan audits	42,100	42,400
Sarbanes-Oxley consulting	13,000	10,800
Acquisition support	58,200	20,800
Due diligence	-0-	123,800
Other accounting assistance	7,000	-0-
Total Audit Related Fees	120,300	197,800
Tax Fees
Tax compliance	217,400	175,900
Expatriate tax service	85,300	99,300
Other tax consulting	309,500	458,900
Total Tax Fees	612,200	734,100
All Other Fees	16,100	15,700
Total Fees	2,525,200	2,540,700

Audit Committee Pre-Approval Policies

        The Audit Committee has adopted policies and procedures for pre-approving all non-audit work performed by Ernst & Young. The Committee will annually pre-approve services in specified accounting, acquisition and tax-related areas. The Committee also annually pre-approves the budget for annual GAAP, statutory and benefit plan audits, as well as for tax compliance and individual tax services for employees on international assignments.

        Andrew's management provides quarterly updates to the Committee regarding actual year-to-date expenditures for non-audit services. The Committee regularly determines whether specific projects or expenditures could potentially affect Ernst & Young's independence.

        Although we are not required to do so, we believe that it is appropriate to request that shareholders ratify the appointment of Ernst & Young. If shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for the shareholders' rejection and reconsider the appointment. Representatives of Ernst & Young will be at the Annual Meeting, will be given the opportunity to make a statement and will be available to respond to appropriate questions.

The Audit Committee recommends a vote FOR
ratification of the appointment of Ernst & Young LLP.

Chicago Marriott Suites O'Hare

Riverway Auditorium

6155 North River Road

Rosemont, Illinois 60018

(847) 696-4400

90
NORTHWEST
TOLLWAY
RIVER RD.
CHICAGO
O'HARE
INT'L.
AIRPORT
HIGGINS RD.
KENNEDY
EXPWY.
CHICAGO
MARRIOTT
SUITES
O'HARE
90
190
RD.
MANHEIM
TRI-STATE TOLLWAY
CUMBERLAND AVE.
N
294

Directions To Chicago Marriott Suites O'Hare Riverway Auditorium

From O'Hare International Airport:
Take I-90 East to River Road North Exit. Proceed north on River Road. Hotel is on the right, just south of Higgins Road.

From north (heading south) on 294:
Take 90E and exit Cumberland North. Turn right on Cumberland for one block to Higgins Road. Turn left on Higgins for 3 stoplights to Des Plaines River Road. Turn left on Des Plaines River Road. We are on the left-hand side.

From south (heading north) on 294:
Exit 190W and exit River Road. After the tollbooth, stay in the left-hand lanes to exit River Road. We are on the right, one block.

From west (heading east) on 90:
Take 90E to Cumberland North exit. Turn right on Cumberland, one block to Higgins. Turn left on Higgins for 3 stop lights to Des Plaines River Road. Turn left on Des Plaines River Road. We are on the left hand side.

From east/downtown (heading west) on 90:
Take 90W to 190W (O'Hare Airport). Exit River Road. Turn left at end of exit. We are 2 blocks on right.

From 88:
Take 294 North.

From 55:
Take 294 North

From Indiana:
Take 90/94 to 294 North

From Wisconsin—94:
Take 94 to 294 South

Inside the Hotel
On lobby level, follow red carpet outside Allie's American Grille into adjacent office complex. Take a left (past Carlucci's) and continue down the hallway past the Riverway Florist, Nicky D's Salon, Fifth Third Bank, Incidentals gift shop and Sir Speedy copy store. The Riverway Auditorium will be directly across from Wall Street Deli.

Parking Directions
Enter in the South Entrance off River Rd. Follow the signs to the Auditorium. The parking garage is on your right. Tell the attendant that you will be attending a meeting in the Riverway Auditorium. The Auditorium itself will be located directly across the street.

ANDREW®

Bulletin 10978 (12/04) ©2004 Andrew Corporation, Orland Park, Illinois U.S.A. • Printed in U.S.A.

ANDREW CORPORATION
MANAGEMENT INCENTIVE PLAN

        SECTION 1.    PURPOSE:    The purpose of the Andrew Corporation Management Incentive Plan is to advance the interests of Andrew Corporation and its shareholders by providing performance-based incentives to certain employees of Andrew Corporation and its Affiliates (as hereinafter defined).

        SECTION 2.    EFFECTIVE DATE:    This Plan will become effective as of November 17, 2004, subject to the approval of the shareholders at the Annual Meeting to be held on February 8, 2005. The Plan shall remain in effect until terminated pursuant to Section 17 of the Plan.

        SECTION 3.    DEFINITIONS:    As used in this Plan, unless the context otherwise requires, each of the following terms shall have the meaning set forth below.

  (a)
  "Affiliate" shall mean any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

  (b)
  "Award" shall mean, for any Performance Period, an award entitling a Participant to receive incentive compensation subject to the terms and conditions of the Plan.

  (c)
  "Board of Directors" or "Board" shall mean the board of directors of the Company.

  (d)
  "CEO" shall mean the Chief Executive Officer of the Company.

  (e)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any references to a particular section of the Code shall be deemed to include any successor provision thereto.

  (f)
  "Committee" shall mean the Compensation Committee or such other committee of the Board of Directors, which shall consist solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

  (g)
  "Common Stock" shall mean the common stock, $0.01 par value, of the Company.

  (h)
  "Company" shall mean Andrew Corporation, a Delaware corporation.

  (i)
  "Covered Employee" shall mean the CEO and each other executive of the Company who the Committee determines, in its discretion, is or may be a "covered employee" within the meaning of Section 162(m) of the Code for the fiscal year at issue.

  (j)
  "Eligible Employee" shall mean all officers and other key employees of the Company and its Affiliates.

  (k)
  "Maximum Amount" shall mean $3,000,000 for any Participant for a Performance Period.

  (l)
  "Participant" shall mean an Eligible Employee selected by the Committee to participate in the Plan for a Performance Period pursuant to Section 5.

  (m)
  "Performance Goal(s)" shall mean the goal or goals established for a Participant for a Performance Period by the Committee pursuant to Section 6.

  (n)
  "Performance Measures" shall mean any of the following performance criteria, either alone or in any combination, which may be expressed with respect to the Company or one or more operating units or groups, as the Committee may determine: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating

1

    margin; debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; delivery performance; safety record; stock price; and total shareholder return. Performance Measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more Performance Measures. The Committee shall provide how any Performance Measure shall be adjusted to the extent necessary to prevent dilution or enlargement of any Award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction; provided, however, that no such adjustment will be made if the effect of such adjustment would cause the Award to fail to qualify as "performance based compensation" within the meaning of Section 162(m) of the Code.

  (o)
  "Performance Period" shall mean the Company's fiscal year or such other period (which may be longer or shorter than a fiscal year) as determined by the Committee.

  (p)
  "Plan" shall mean the Andrew Corporation Management Incentive Plan, as amended and restated from time to time.

        SECTION 4.    ADMINISTRATION:    Subject to the express provisions of this Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable for the administration of the Plan. In exercising its discretion, the Committee may use such objective or subjective factors as it determines to be appropriate in its sole discretion. The determinations of the Committee pursuant to its authority under the Plan shall be conclusive and binding. The Committee may delegate to one or more officers of the Company the authority, subject to the terms and conditions as the Committee shall determine, to grant and administer Awards to Participants who are not Covered Employees.

        SECTION 5.    ELIGIBILITY:    The Committee shall designate which Eligible Employees will be Participants in the Plan for a particular Performance Period.

        SECTION 6.    AWARDS

  (a)
  The Committee may make Awards to Participants with respect to each Performance Period, subject to the terms and conditions set forth in the Plan.

  (b)
  The Committee shall, in writing, select which Eligible Employees will be Participants for such Performance Period and determine for each such Performance Period, within 90 days after the commencement of each Performance Period (or such other date as required by Section 162(m) of the Code and the regulations promulgated thereunder) in the case of Covered Employees, the following:

  (i)
  The Performance Goal or Performance Goals applicable to each Participant for the Performance Period, based on one or more Performance Measures in the case of Covered Employees; and

  (ii)
  The payout schedule detailing the total amount which may be available for payout to each Participant based upon the relative level of attainment of the Performance Goal or Performance Goals.

2

  (c)
  Upon completion of a Performance Period and any audit and certification of    the Company's financial results by the Company's independent auditors, the Committee shall:

  (i)
  Certify, in writing, prior to payment of any Award, whether and to what extent the Performance Goal or Performance Goals for the Performance Period were satisfied:

  (ii)
  Determine the amount available for each Participant's Award pursuant to the payout schedule established in Section 6(b)(ii);

  (iii)
  Determine any increase or reduction in the amount of a Participant's available Award, as determined pursuant to Section 6(c)(ii), (including a reduction to zero) based on any subjective or objective factors that it determines to be appropriate in its sole discretion; provided, however, in the case of a Covered Employee, the Committee may reduce (including a reduction to zero) but may not increase the amount of an available Award or waive the achievement of the applicable Performance Goals, except as the Committee may provide for certain events, including but not limited to death, disability, or a change in ownership or control of the Company; and provided further, that the exercise of such discretion to reduce an Award with respect to any Participant shall not have the effect of increasing an Award that is payable to Covered Employee; and

  (iv)
  Authorize payment subject to Section 7 of such amounts determined under Section 6(c)(iii).

  (d)
  Notwithstanding any other provision of this Plan, in no event shall the Award earned by any Participant for a Performance Period exceed the Maximum Amount.

        SECTION 7.    PAYMENT OF AWARDS:    Payment under this Plan shall be made in a lump sum or installments in cash and/or Common Stock, as determined by the Committee (provided that the source of such Common Stock shall be an equity plan previously approved by shareholders of the Company), as soon as practicable after authorization of payment for a Participant, or to such deferred compensation plan that the Company may establish for such purpose. If all or any portion of the Award is to be paid in Common Stock, the Committee shall determine the basis on which the payment will be converted into Common Stock.

        SECTION 8.    WITHHOLDING:    The Committee may make such provisions and take such steps as it may deem necessary and appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority, whether federal, state, local, domestic, or foreign, to withhold in connection with an Award, including, but not limited to, requiring the Participant to remit to the Company an amount sufficient to satisfy such withholding requirements in cash or Common Stock or withholding cash or Common Stock due or to become due with respect to an Award.

        SECTION 9.    NO RIGHT TO AWARDS:    No employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniform treatment of employees under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

        SECTION 10.    NO RIGHT TO EMPLOYMENT:    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or an Affiliate. The Company may at any time terminate an employee's employment free from any liability or any claim under the Plan, unless otherwise provided in the Plan.

        SECTION 11.    SEVERABILITY:    If any provision of the Plan or any Award is, becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended

3

without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or such Award shall remain in full force and effect.

        SECTION 12.    NO TRUST OR FUND CREATED:    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent any person acquires a right to receive payments from the Company or an Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

        SECTION 13.    HEADINGS:    Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provisions thereof.

        SECTION 14.    NONASSIGNABILITY:    Unless otherwise determined by the Committee, no Participant or beneficiary may sell, assign, transfer, discount, or pledge as collateral for a loan, or otherwise anticipate any right to payment under the Plan other than by will or by the applicable laws of descent and distribution.

        SECTION 15.    INDEMNIFICATION:    In addition to such other rights of indemnification as members of the Board or the Committee or officers or employees of the Company or an Affiliate to whom authority to act for the Board or Committee is delegated may have, such individuals shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal thereof, to which any such individual may be a party by reason of any action taken or failure to act under or in connection with the Plan or any right granted hereunder and against all amounts paid by such individual in a settlement thereof that is approved by the Company's legal counsel or paid in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged that such person is liable for gross negligence, bad faith, or intentional misconduct; provided, however, that any such individual shall give the Company an opportunity, at its own expense, to defend the same before such individual undertakes to defend such action, suit, or proceeding.

        SECTION 16.    FOREIGN JURISDICTIONS:    The Committee may adopt, amend, or terminate arrangements, not inconsistent with the intent of the Plan, to make available tax or other benefits under the laws of any foreign jurisdiction to Participants subject to such laws or to conform with the laws and regulations of any such foreign jurisdiction.

        SECTION 17.    TERMINATION AND AMENDMENT:    Subject to the approval of the Board, where required, the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no action which requires shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code shall be effective unless such action is approved by the shareholders of the Company. Notwithstanding the foregoing, no termination or amendment of the Plan may, without the consent of the Participant to whom a payment under an Award has been determined for a completed Performance Period but not yet paid, adversely affect the material rights of such Participant in such Award.

        SECTION 18.    INTERPRETATION:    It is the intent of the Company that Awards made to Covered Employees shall constitute "qualified performance-based compensation" satisfying the requirements of Section 162(m) of the Code. Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan or an Award is intended to but does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to and comply with such requirements.

        SECTION 19.    APPLICABLE LAW:    This Plan shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its principles of conflict of laws.

4

ANDREW CORPORATION
LONG-TERM INCENTIVE PLAN

        SECTION 1. PURPOSE:    The purpose of the Andrew Corporation Long-Term Incentive Plan is to provide certain employees and consultants of Andrew Corporation and its Affiliates (as hereinafter defined) and members of the Board (as hereinafter defined) with the opportunity to receive stock-based and other long-term incentive grants in order to attract and retain qualified individuals and to align their interests with those of stockholders.

        SECTION 2. EFFECTIVE DATE:    This Plan will become effective as of November 17, 2004, subject to the approval of the stockholders at the Annual Meeting to be held on February 8, 2005. Unless sooner terminated as provided herein, the Plan shall terminate ten years from November 17, 2004. After the Plan is terminated, no future Awards may be granted under the Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions.

        SECTION 3. DEFINITIONS:    As used in this Plan, unless the context otherwise requires, each of the following terms shall have the meaning set forth below.

  (a)
  "Affiliate" shall mean any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

  (b)
  "Award" shall mean a grant of an Option, SAR, Restricted Stock Award, Performance Award, or Other Stock Award pursuant to the Plan, which may, as determined by the Committee, be in lieu of other compensation owed to a Participant.

  (c)
  "Award Agreement" shall mean an agreement, either in written or electronic format, in such form and with such terms and conditions as may be specified by the Committee, which evidences the terms and conditions of an Award.

  (d)
  "Beneficiary" means the person or entity (including a trust or the estate of the Participant) designated by the Participant to succeed to any rights that he or she may have in Awards at the time of death. No such designation, or any revocation or change thereof, shall be effective unless made in writing by the Participant on a form provided by the Company and delivered to the Company prior to the Participant's death. If, on the death of a Participant, there is no living person or entity in existence so designated, the term "Beneficiary" shall mean the legal representative of the Participant's estate.

  (e)
  "Board of Directors" or "Board" shall mean the board of directors of the Company.

  (f)
  "Change in Control" means the happening of any of the following events:

  (i)
  the merger or consolidation of the Company with any other corporation following which the holders of the Company's common stock immediately prior thereto hold less than 60% of the outstanding common stock of the surviving or resulting entity;

  (ii)
  the sale of all or substantially all of the assets of the Company to any person or entity other than a wholly-owned subsidiary;

  (iii)
  any person or group of persons acting in concert, or any entity, becomes the beneficial owner, directly or indirectly, of more than 20% of the Company's outstanding common stock, other than an acquisition of more than 20%, in one or more transactions, of the Company's outstanding common stock by (a) a passive institutional investor where such investor is eligible pursuant to Rule 13d-1(b) of the Securities Exchange Act of 1934 (the "Exchange Act") to, and does, file a report of ownership on Schedule 13G with the Securities and Exchange Commission, (b) a trustee or other fiduciary of an employee benefit plan maintained by the Company, or (c) a corporation owned directly or indirectly

1

      by the stockholders of the Company in substantially the same proportions as their ownership of the Company;

    (iv)
    those individuals who, as of the close of the most recent annual meeting of the Company's stockholders, are members of the Board (the "Existing Directors") cease for any reason to constitute more than 50% of the Board. For purposes of the foregoing, a new director will be considered an Existing Director if the election, or nomination for election by the Company's stockholders, of such new director was approved by a vote of a majority of the Existing Directors. No individual shall be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened election contest subject to Rule 14a-11 under the Exchange Act or other actual or threatened solicitation of proxies by or on behalf of anyone other than the Board of Directors, including by reason of any agreement intended to avoid or settle any election proxy contest; or

    (v)
    the stockholders of the Company adopt a plan of liquidation.

  (g)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any references to a particular section of the Code shall be deemed to include any successor provision thereto.

  (h)
  "Committee" shall mean the Compensation and Human Resources Committee of the Board or such other committee of the Board of Directors, which shall consist solely of two or more "outside directors" within the meaning of Section 162(m) of the Code and "non-employee directors" within the meaning of Securities and Exchange Commission Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, or any such successor provision thereto.

  (i)
  "Company" shall mean Andrew Corporation, a Delaware corporation.

  (j)
  "Consultant" shall mean any person engaged by the Company or an Affiliate to render services to such entity as a consultant or advisor.

  (k)
  "Disability" shall mean that a Participant is eligible for Social Security disability benefits or disability benefits under the Company's long-term disability plan, based upon a determination by the Committee that the condition arose prior to termination of employment.

  (l)
  "Eligible Director" shall mean a member of the Board who is not an officer or employee of the Company or any of its Affiliates.

  (m)
  "Eligible Employee" shall mean an employee of the Company or any Affiliate.

  (n)
  "Exercise Price" shall mean an amount, as determined by the Committee, at which an Option or SAR can be exercised by a Participant, which amount shall not be less than the Fair Market Value of a Share on the date such Award is granted, unless such Option or SAR is granted pursuant to an assumption or substitution of another option in a manner that satisfies the requirements of Section 424(a) of the Code.

  (o)
  "Fair Market Value" shall mean the average of the high and low sale prices for a Share as reported on the NASDAQ National Market system or, if no sales were reported for such date, on the next preceding date for which such sales were reported.

  (p)
  "Incentive Stock Option" shall mean an Option which is intended to meet the requirements set forth in Section 422 of the Code and which only Eligible Employees are eligible to receive.

  (q)
  "Nonqualified Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

2

  (r)
  "Option" shall mean the right to purchase a Share granted pursuant to Section 8, which may take the form of either an Incentive Stock Option or a Nonqualified Stock Option.

  (s)
  "Other Stock Award" shall mean an Award of Shares or Awards that are valued in whole or in part, or that are otherwise based on, Shares, including but not limited to dividend equivalents or amounts which are equivalent to all or a portion of any federal, state, local, domestic, or foreign taxes relating to an Award, which may be payable in Shares, cash, other securities, or any other form of property as the Committee shall determine, subject to the terms and conditions set forth by the Committee and granted pursuant to Section 12.

  (t)
  "Participant" shall mean an Eligible Employee or Consultant selected by the Committee to receive Awards under the Plan or an Eligible Director who receives an Award under Appendix A.

  (u)
  "Performance Awards" shall mean Awards of Performance Shares or Performance Units.

  (v)
  "Performance Goal(s)" shall mean the level or levels of Performance Measures established by the Committee pursuant to Section 7.

  (w)
  "Performance Measures" shall mean any of the following performance criteria, either alone or in any combination, which may be expressed with respect to the Company or one or more operating units or groups, as the Committee may determine: cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; delivery performance; safety record; stock price; and total stockholder return. Performance Measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more Performance Measures. The Committee shall provide how any Performance Measure shall be adjusted to the extent necessary to prevent dilution or enlargement of any Award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction; provided, however, that no such adjustment will be made if the effect of such adjustment would cause the Award to fail to qualify as "performance based compensation" within the meaning of Section 162(m) of the Code.

  (x)
  "Performance Period" shall mean a period established by the Committee pursuant to Section 7 at the end of which one or more Performance Goals are to be measured.

  (y)
  "Performance Share" shall mean an Award denominated in Shares, which is earned during a specified period subject to the terms and conditions as determined by the Committee and granted pursuant to Section 11.

  (z)
  "Performance Unit" shall mean an Award denominated in units having a value in dollars or such other currency, as determined by the Committee, which is earned during a specified

3

    period subject to the terms and conditions as determined by the Committee and granted pursuant to Section 11.

  (aa)
  "Plan" shall mean the Andrew Corporation Long-Term Incentive Plan, as amended and restated from time to time.

  (bb)
  "Restricted Stock" shall mean an Award of Shares, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 10.

  (cc)
  "Restricted Stock Award" shall mean an Award consisting of Restricted Stock or Restricted Stock Units.

  (dd)
  "Restricted Stock Unit" shall mean an Award consisting of a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash or Shares, and representing an unfunded and unsecured obligation of the Company, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 10.

  (ee)
  "Retirement" shall mean termination of an Eligible Employee's employment with the Company and its Affiliates for retirement purposes if such termination occurs (1) on or after his or her sixty-fifth birthday; or (2) on or after his or her fifty-fifth birthday with the written consent of the Chief Executive Officer of the Company or, in the case of the Chief Executive Officer's retirement, with the consent of the Committee. In the case of an Eligible Director, "Retirement" shall be determined by the Committee in its discretion. In no event shall termination of a Consultant's services with the Company and Affiliates be treated as a Retirement under the Plan.

  (ff)
  "Shares" shall mean shares of common stock, $0.01 par value, of the Company.

  (gg)
  "Stock Appreciation Right" or "SAR" shall mean an Award, which represents the right to receive the difference between the Fair Market Value of a Share on the date of exercise and an Exercise Price, payable in cash or Shares, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 9.

        SECTION 4. ADMINISTRATION:    Subject to the express provisions of this Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable for the administration of the Plan. In exercising its discretion, the Committee may use such objective or subjective factors as it determines to be appropriate in its sole discretion. The determinations of the Committee pursuant to its authority under the Plan shall be conclusive and binding. The Committee may delegate to one or more officers of the Company the authority, subject to the terms and conditions as the Committee shall determine, to grant Awards to employees who are not officers or members of the Board for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

        SECTION 5. SHARES AVAILABLE FOR AWARDS

  (a)
  Subject to adjustment as provided in Section 5(g), the maximum number of Shares available for issuance under the Plan shall be 4,000,000.

  (b)
  If any Shares are subject to an Award that is forfeited, settled in cash, expires, or is otherwise terminated without the issuance of Shares, such Shares shall again be available for Awards under the Plan. Any Shares that are tendered by the Participant or retained by the Company as full or partial payment to the Company for the purchase of an Award or to satisfy tax withholding obligations in connection with an Award shall be available for Awards under the Plan. Upon payment of Shares upon the exercise of a SAR, the number of Shares available for issuance under the Plan shall be reduced only by the number of actual Shares issued in such payment.

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  (c)
  Unless otherwise determined by the Committee, Awards that are designed to operate in tandem with other Awards shall not be counted against the maximum number of Shares available under Section 5(a) in order to avoid double counting.

  (d)
  Notwithstanding the foregoing, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate number of Shares stated in Section 5(a), subject to adjustment as provided in Section 5(f) to the extent that such adjustment does not affect the ability to grant or the qualification of Incentive Stock Options under the Plan.

  (e)
  Any Shares issued under the Plan shall consist, in whole or in part, of authorized and unissued Shares, Shares purchased in the open market or otherwise, Shares in treasury, or any combination thereof, as the Committee or, as appropriate, the Board may determine.

  (f)
  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, or similar corporate transaction, as determined by the Committee, the Committee shall, in such manner as it may deem equitable and to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust the number and type of Shares available for Awards under the Plan, the number and type of Shares subject to outstanding Awards, and the Exercise Price with respect to any Award; provided, however, that any fractional Share resulting from an adjustment pursuant to this Section 5(f) shall be rounded to the nearest whole number.

        SECTION 6. ELIGIBILITY:    The Committee from time to time may designate which Eligible Employees and Consultants shall become Participants under the Plan. Eligible Directors shall be eligible to receive Awards only in accordance with Appendix A of the Plan.

        SECTION 7. CODE SECTION 162(m) PROVISIONS

  (a)
  Notwithstanding any other provision of the Plan, if the Committee determines at the time an Award is made to a Participant that such Participant is or may be for the tax year in which the Company would claim a tax deduction in connection with the Award, a Covered Employee (as that term is defined in Section 162(m) of the Code), the Committee may provide, in writing, that this Section 7 is applicable to such Award under such terms and conditions as the Committee may specify.

  (b)
  Notwithstanding any other provision of the Plan other than Section 5(f), if the Committee provides that this Section 7 is applicable to a particular Award, no Participant shall receive such an Award or Awards having an aggregate Option/SAR Value, Performance Share Value, and Performance Unit Value (as hereinafter defined) of greater than $5,000,000 for any fiscal year of the Company, where: (i) the Option/SAR Value shall mean the Fair Market Value of the number of Shares underlying an Award of Options in any fiscal year of the Company or the Fair Market Value of a number of Shares equal to the number of SARs awarded in any fiscal year of the Company, with such Fair Market Value determined as of the date of grant of each Award, multiplied by 50%; (ii) the Performance Share Value shall mean the Fair Market Value, as of the date of grant of each such Award, of the maximum number of Shares that the Participant could receive from an Award of Performance Shares granted in the fiscal year; provided, however, that such number of Shares shall be divided by the number of full fiscal years of the Company contained in the Performance Period of a particular Award, and provided further, that if any other Awards of Performance Shares are outstanding for such Participant for a given fiscal year, the Performance Share Value shall be increased for each such given fiscal year by the Fair Market Value of Shares that could be received by the Participant under all such other Awards calculated on the date each such Award was granted, divided, for each such Award, by the number of full fiscal years of the Company contained in

5

    the Performance Period of each such outstanding Award; or (iii) the Performance Unit Value shall mean the maximum dollar value that the Participant could receive from an Award of Performance Units granted in the fiscal year, provided, however, that such amount shall be divided by the number of full fiscal years of the Company contained in the Performance Period of a particular Award, and provided further, that if any other Awards of Performance Units are outstanding for such Participant for a given fiscal year, the Performance Unit Value shall be increased for each such given fiscal year by the amount that could be received by the Participant under all such other Awards, divided, for each such Award, by the number of full fiscal years of the Company contained in the Performance Period of each such outstanding Award; provided, however, that the limitations set forth in this Section 7(b) shall be subject to adjustment under Section 5(f) of the Plan only to the extent that such adjustment does not affect the status of any Award intended under this Section 7 to qualify as "performance based compensation" under Section 162(m) of the Code. If an Option is granted in tandem with a SAR, such that exercise of the Option or SAR with respect to one Share cancels the tandem option or SAR, respectively, with respect to such Share, the tandem Option and SAR with respect to such Share shall be counted as covering only one Share for purposes of applying the limitation set forth in this Section 7(b).

  (c)
  If an Award is subject to this Section 7, the grant of any Shares or cash shall be subject to the attainment of Performance Goals for the Performance Period. The Committee shall establish the Performance Goals within 90 days following the commencement of the applicable Performance Period, or such earlier time as prescribed by Section 162(m) of the Code or regulations thereunder, and a schedule detailing the total amount which may be available for payout based upon the relative level of attainment of the Performance Goals.

  (d)
  The Committee may, in its discretion, reduce the amount of any Award subject to this Section 7 based on such criteria as it shall determine. However, the Committee may not increase the amounts payable pursuant to any Award subject to this Section 7 or waive the achievement of the applicable Performance Goals, except as the Committee may provide in a particular Award's Award Agreement for certain events, including but not limited to death, disability, or a change in ownership or control of the Company.

  (e)
  Prior to the payment of any Award subject to this Section 7, the Committee shall verify in writing as prescribed by Section 162(m) of the Code or the regulations thereunder that the applicable Performance Goals were achieved.

  (f)
  The Committee shall have the authority to impose such other restrictions on Awards subject to this Section 7 as it may deem necessary or appropriate to ensure that such Awards meet the requirements for "performance based compensation" under Section 162(m) of the Code.

        SECTION 8. OPTIONS:    Subject to the terms and conditions of the Plan, the Committee may grant to Participants Options on such terms and conditions as the Committee may prescribe in such Option's Award Agreement, including, but not limited to, the Exercise Price; vesting schedule; method of payment of the Exercise Price; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

        SECTION 9. STOCK APPRECIATION RIGHT:    Subject to the terms and conditions of the Plan, the Committee may grant to Participants SARs on such terms and conditions as the Committee may prescribe in such SAR's Award Agreement, including, but not limited to, the Exercise Price; vesting schedule; form of payment; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

        SECTION 10. RESTRICTED STOCK AWARD:    Subject to the terms and conditions of the Plan, the Committee may grant to Participants Restricted Stock Awards on such terms and conditions as the

6

Committee may prescribe in such Restricted Stock Award's Award Agreement, including, but not limited to, the vesting schedule; purchase price, if any; deferrals allowed or required; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

        SECTION 11. PERFORMANCE AWARDS:    Subject to the terms and conditions of the Plan, the Committee may grant to Participants Performance Awards on such terms and conditions as the Committee may prescribe in such Performance Award's Award Agreement, including, but not limited to, the performance period; performance criteria; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

        SECTION 12. OTHER STOCK AWARDS:    Subject to the terms and conditions of the Plan, the Committee may grant to Participants Other Stock Award on such terms and conditions as the Committee may prescribe in such Other Stock Award's Award Agreement, including, but not limited to, the vesting schedule, if any; purchase price, if any; deferrals allowed or required; treatment upon termination of employment; and other terms and conditions that the Committee may deem appropriate.

        SECTION 13. PROHIBITION ON REPRICING:    The Committee shall not reduce the Exercise Price of any outstanding Option or SAR, whether through amendment, cancellation, replacement, or any other means, without the approval of stockholders. This Section 13 shall not be construed to apply: (i) to the Options or SARs granted pursuant to an assumption or substitution of another option in a manner that satisfies the requirements of Section 424(a) of the Code; or (ii) to an adjustment made pursuant to Section 5(f) of the Plan.

        SECTION 14. TERMINATION OF EMPLOYMENT:    Unless determined otherwise by the Committee with respect to any Award granted under the Plan, or except as provided in Appendix A with respect to Awards to Eligible Directors, the following rules shall apply to Awards following a Participant's termination of employment with the Company and its Affiliates (or termination of services, in the case of a Consultant):

  (a)
  All unvested Awards shall be forfeited on the date of a Participant's termination of employment for reasons other than Retirement, Disability or death.

  (b)
  Upon a Participant's termination of employment by reason of Retirement, Disability or death, all unvested Options, SARs, Restricted Stock Awards and Other Stock Awards shall become fully vested and any Performance Shares or Performance Units shall be payable to the extent determined by the Committee.

  (c)
  Upon termination of employment by reason of Retirement or Disability, Options shall be exercisable until not later than the earlier of three years after the termination date or expiration of their term. Upon the death of a Participant while employed by the Company or an Affiliate or after terminating by reason of Retirement or Disability, Options shall be exercisable by the Participant's Beneficiary not later than the earliest of one year after the date of death, three years after the date of termination due to Retirement or Disability, or the expiration of their term. All SARs that become vested on termination of employment by reason of Retirement, Disability or death shall be exercisable as determined by the Committee, which determination may provide for an automatic exercise date.

  (d)
  Upon termination for any reason other than Retirement, Disability or death, any Options vested prior to such termination may be exercised during the three-month period commencing on the termination date, but not later than the expiration of their term. If a Participant dies during such post-employment period, such Participant's Beneficiary may exercise the Options

7

    (to the extent they were vested and exercisable on the date of employment termination), but not later than the earlier of one year after the date of death or the expiration of their term.

        SECTION 15. WITHHOLDING:    The Committee may make such provisions and take such steps as it may deem necessary and appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority, whether federal, state, local, domestic, or foreign, to withhold in connection with the grant, exercise, payment, or removal of restrictions of an Award, including, but not limited to, requiring the Participant to remit to the Company an amount sufficient to satisfy such withholding requirements in cash or Shares or withholding cash or Shares due or to become due with respect to the Award at issue.

        SECTION 16. CHANGE IN CONTROL:    In the event of a Change-in-Control, all Awards shall vest and the value of each Participant's Performance Units and Performance Shares shall immediately be paid in cash or shares to the Participant in accordance with the relevant Award Agreement. SARs that become vested upon a Change-in-Control shall be exercisable as determined by the Committee, which determination may provide for an automatic exercise date.

        SECTION 17. POSTPONEMENT OF ISSUANCE AND DELIVERY:    The issuance and delivery of any Shares under this Plan may be postponed by the Company for such period as may be required to comply with any applicable requirements under any applicable listing requirement of any national securities exchange or any law or regulation applicable to the issuance and delivery of Shares, and the Company shall not be obligated to issue or deliver any Shares if the issuance or delivery of such Shares shall constitute a violation of any provision of any law or regulation of any governmental authority or any national securities exchange.

        SECTION 18. NO RIGHT TO AWARDS:    No employee or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniform treatment of employees, Consultants or Directors under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

        SECTION 19. NO RIGHT TO EMPLOYMENT OR DIRECTORSHIP:    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or as a Consultant of the Company or an Affiliate or any right to remain as a member of the Board, as the case may be. The Company may at any time terminate an employee's employment or a Consultant's provision of services free from any liability or any claim under the Plan, unless otherwise provided in the Plan or an Award Agreement.

        SECTION 20. NO RIGHTS AS A STOCKHOLDER: A Participant shall have no rights as a stockholder with respect to any Shares covered by an Award until the date of the issuance and delivery of such Shares.

        SECTION 21. SEVERABILITY:    If any provision of the Plan or any Award is, becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or such Award shall remain in full force and effect.

        SECTION 22. NO TRUST OR FUND CREATED:    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent any person acquires a right to receive payments from the Company or an Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

8

        SECTION 23. HEADINGS:    Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provisions thereof.

        SECTION 24. NONASSIGNABILITY:    Unless otherwise determined by the Committee, no Participant or Beneficiary may sell, assign, transfer, discount, or pledge as collateral for a loan, or otherwise anticipate any right to payment under the Plan other than by will or by the applicable laws of descent and distribution. Under such procedures as the Committee may establish, Awards may be transferred by gift to members of a Participant's immediate family (i.e., children, grandchildren and spouse) or to one or more trusts for their benefit or to partnerships in which such family members and the Participant are the only partners, provided that (i) any agreement governing such Award expressly so permits or is amended to so permit, (ii) the Participant does not receive any consideration for such transfer, and (iii) the Participant provides such documentation or information concerning any such transfer or transferee as the Committee may reasonably request. Any transferred Awards shall be subject to the same terms and conditions that applied immediately prior to their transfer. In no event shall such transfer rights apply to any Incentive Stock Option.

        SECTION 25. CERTAIN FORFEITURES:    Except for an Award that has vested pursuant to Section 16 (relating to Change-in-Control), the Committee may declare an Award, whether vested or unvested, to be forfeited if the Participant competes with the Company or engages in conduct that, in the opinion of the Committee, adversely affects the Company.

        SECTION 26. INDEMNIFICATION:    In addition to such other rights of indemnification as members of the Board or the Committee or officers or employees of the Company or an Affiliate to whom authority to act for the Board or Committee is delegated may have, such individuals shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal thereof, to which any such individual may be a party by reason of any action taken or failure to act under or in connection with the Plan or any right granted hereunder and against all amounts paid by such individual in a settlement thereof that is approved by the Company's legal counsel or paid in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged that such person is liable for gross negligence, bad faith, or intentional misconduct; provided, however, that any such individual shall give the Company an opportunity, at its own expense, to defend the same before such individual undertakes to defend such action, suit, or proceeding.

        SECTION 27. FOREIGN JURISDICTIONS:    The Committee may adopt, amend, or terminate arrangements, not inconsistent with the intent of the Plan, to make available tax or other benefits under the laws of any foreign jurisdiction to Participants subject to such laws or to conform with the laws and regulations of any such foreign jurisdiction.

        SECTION 28. TERMINATION AND AMENDMENT:    Subject to the approval of the Board, where required, the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no action shall be taken by the Board or the Committee without the approval of stockholders that would:

  (a)
  Increase the maximum number of Shares that may be issued under the Plan, except as provided in Section 5(f);

  (b)
  Increase the limits applicable to Awards under the plan, except as provided in Sections 5(f) and 7(b);

  (c)
  Allow for an Exercise Price below the Fair Market Value of Shares on the date of grant of an Option or SAR, except as provided in Section 3(n);

9

  (d)
  Permit the repricing of outstanding Options or SARs, as provided in Section 13; or

  (e)
  Require approval of the Company's stockholders under any applicable law, regulation, or rule.

        Notwithstanding the foregoing, no termination or amendment of the Plan may, without the consent of the applicable Participant, terminate or adversely affect any material right or obligation under an Award previously granted under the Plan.

        SECTION 29. APPLICABLE LAW:    This Plan shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its principles of conflict of laws.

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APPENDIX A
TO
ANDREW CORPORATION LONG-TERM INCENTIVE PLAN
Non-Employee Director Awards

        Award of Restricted Stock or Restricted Stock Units.    The Committee shall determine the number of Shares of Restricted Stock or Restricted Stock Units to be awarded to each Eligible Director, which number shall not be greater than            in any given fiscal year of the Company, subject to such terms and conditions as the Committee may prescribe in such Restricted Stock Award's Award Agreement, including, but not limited to, the vesting schedule; purchase price, if any; deferrals allowed or required; treatment upon termination of employment; treatment of dividends or the provision for dividend equivalents; and other terms and conditions that the Committee may deem appropriate. No Award shall be made as provided for herein if the number of Shares then remaining available for Awards under the Plan is insufficient for the full grant of all Restricted Stock Awards to be awarded on that date under this Appendix A.

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☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

A
To elect nine Directors for the ensuing year.

1.
The Board of Directors recommends a vote FOR each of the listed nominees.

	For	Withhold		For	Withhold		For	Withhold
01—T. A. Donahoe	☐	☐	04—W. O. Hunt	☐	☐	07—G. A. Poch	☐	☐
02—R. E. Faison	☐	☐	05—C. R. Nicholas	☐	☐	08—A. F. Pollack	☐	☐
03—J. D. Fluno	☐	☐	06—R. G. Paul	☐	☐	09—G. O. Toney	☐	☐
B
Issues

The Board of Directors recommends a vote FOR each of the following proposals.

		For	Against	Abstain

2.	To approve the adoption of a new Management Incentive Plan.	☐	☐	☐
3.	To approve the adoption of a new Long Term Incentive Plan.	☐	☐	☐
4.	To ratify the appointment of Ernst & Young as independent public auditors for fiscal year 2005.	☐	☐	☐
5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐
C
Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

IMPORTANT: Please sign your name or names exactly as shown hereon and date your proxy in the blank space provided below. For joint accounts, each joint owner must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

		/ /

☐	1 U P X H H H P P P P	0046191	+
00DX6C

Proxy—Andrew Corporation

Proxy Solicited on Behalf of the Board of Directors

February 8, 2005

The undersigned Shareholder of ANDREW CORPORATION appoints Charles R. Nicholas and James F. Petelle, or either of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the Riverway Auditorium, 6133 North River Road, Rosemont, Illinois at 10:00 A.M., Tuesday, February 8, 2005 and any adjournment or adjournments thereof, the shares of Common Stock of ANDREW CORPORATION which the undersigned is entitled to vote, on all matters that may properly come before the Meeting.

You are urged to cast your vote by marking the appropriate boxes. PLEASE NOTE THAT UNLESS A CONTRARY DISPOSITION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

(Please sign and date this card on the reverse side.)

Dear Shareholder:

Below are instructions on how to vote your shares for the election of directors and all other proposals by telephone or over the Internet. Please consider voting by telephone or over the Internet. Your vote is recorded as if you mailed in your proxy card. We believe voting this way is convenient.

Thank you for your attention to these matters.

Andrew Corporation

Telephone and Internet Voting Instructions

Now you can vote by telephone OR Internet!    Quick!    Easy!    Immediate!    Available 24 Hours a day!    7 days a week!
ANDREW CORPORATION encourages you to take advantage of the new and convenient ways to vote your shares. If voting by proxy, this year you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorizes the name proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To vote by telephone or Internet, read the accompanying proxy statement and then follow these easy steps:

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-222-5703 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.
C0123456789		12345

If you vote by telephone or the Internet, DO NOT mail back the proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on February 8, 2005.
THANK YOU FOR VOTING

    00DX7A

QuickLinks

ANDREW CORPORATION MANAGEMENT INCENTIVE PLAN
ANDREW CORPORATION LONG-TERM INCENTIVE PLAN
APPENDIX A TO ANDREW CORPORATION LONG-TERM INCENTIVE PLAN Non-Employee Director Awards